UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2008

INTERCONTINENTALEXCHANGE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-32671	58-2555670
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Compensatory Arrangements of Certain Officers.

On December 31, 2008, IntercontinentalExchange, Inc. (the “Company”) entered into amended and restated employment agreements for Jeffrey C. Sprecher, Chairman and Chief Executive Officer, Charles A. Vice, President and Chief Operating Officer, David S. Goone, Senior Vice President and Chief Strategic Officer, Edwin Marcial, Senior Vice President and Chief Technology Officer and Scott A. Hill, Senior Vice President and Chief Financial Officer (collectively, the “Employment Agreements”). The primary purpose of the amendments was to provide for certain changes to the Employment Agreements that were intended to cause payments and benefits under the Employment Agreements to comply with, or be exempt from, the requirements of Section 409A of the Internal Revenue Code, as amended (“Section 409A”), which governs nonqualified deferred compensation arrangements. In addition to the Section 409A changes, certain other changes were also made, as described below.

The amendments made in respect of Section 409A include, but are not limited to, changes to provide that upon certain qualifying terminations, severance payments will be made in the form of a lump sum payment (whether the qualifying termination occurs before or after a change in control), changes to narrow the definition of “good reason” for an executive’s resignation and other technical changes pertaining to the time and form of payment and the provision of certain benefits.

The Company also made certain other amendments to the Employment Agreements to reflect changes that have occurred in the Company’s business since the Employment Agreements were originally executed. These changes include updates to the terms of each executive’s “non-compete” covenant to reflect the Company’s current business description and locations where it conducts business, technical changes to bring certain provisions into conformity across all Employment Agreements, changes to narrow the definition of “change of control” and the scope of each executive’s non-solicitation covenant, and updates to the salary and bonus targets reflected in the Employment Agreements to conform to the changes previously disclosed in the Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on May 20, 2008.

The descriptions of the amendments set forth above are not complete and are qualified in all respects by reference to the Employments Agreements. Copies of the Employment Agreements are attached as Exhibits 10.1 through 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits

10.1	Employment Agreement dated December 31, 2008 between IntercontinentalExchange, Inc. and Jeffrey C. Sprecher.

10.2	Employment Agreement dated December 31, 2008 between IntercontinentalExchange, Inc. and Charles A. Vice.

10.3	Employment Agreement dated December 31, 2008 between IntercontinentalExchange, Inc. and David S. Goone.

10.4	Employment Agreement dated December 31, 2008 between IntercontinentalExchange, Inc. and Edwin Marcial.

10.5	Employment Agreement dated December 31, 2008 between IntercontinentalExchange, Inc. and Scott A. Hill.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINETALEXCHANGE, INC.

/s/ Scott A. Hill

Scott A. Hill
Senior Vice President and Chief Financial Officer

Date: January 7, 2009

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Employment Agreement dated December 31, 2008 between IntercontinentalExchange, Inc. and Jeffrey C. Sprecher.

10.2	Employment Agreement dated December 31, 2008 between IntercontinentalExchange, Inc. and Charles A. Vice.

10.3	Employment Agreement dated December 31, 2008 between IntercontinentalExchange, Inc. and David S. Goone.

10.4	Employment Agreement dated December 31, 2008 between IntercontinentalExchange, Inc. and Edwin Marcial.

10.5	Employment Agreement dated December 31, 2008 between IntercontinentalExchange, Inc. and Scott A. Hill.

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